Derivatives and Hedging Activities	12 Months Ended
Dec. 31, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivatives and Hedging Activities
7. Derivatives and Hedging Activities
We are a party to various derivative instruments, mainly through our subsidiary, KeyBank. The primary derivatives that we use are interest rate swaps, caps, floors, forwards, and futures; foreign exchange contracts; commodity derivatives; and credit derivatives. Generally, these instruments help us manage exposure to interest rate risk, mitigate the credit risk inherent in our loan portfolio, hedge against changes in foreign currency exchange rates, and facilitate client financing and hedging needs.

Additional information regarding our accounting policies for derivatives is provided in Note 1 (“Summary of Significant Accounting Policies”) under the heading “Derivatives and Hedging.”
Derivatives Designated in Hedge Relationships
Net interest income and the EVE change in response to changes in the mix of assets, liabilities, and off-balance sheet instruments and the associated interest rates tied to each instrument. In addition, differences in the repricing and maturity characteristics of interest-earning assets and interest-bearing liabilities cause net interest income and the EVE to fluctuate. We utilize derivatives that have been designated as part of a hedge relationship in accordance with the applicable accounting guidance to manage net interest income and EVE to within our stated risk tolerances. The primary derivative instruments used to manage interest rate risk are interest rate swaps.
We designate certain “receive fixed/pay variable” interest rate swaps as fair value hedges. These contracts convert certain fixed-rate long-term debt into variable-rate obligations, thereby modifying our exposure to changes in interest rates. As a result, we receive fixed-rate interest payments in exchange for making variable-rate payments over the lives of the contracts without exchanging the notional amounts.
Similarly, we designate certain “receive fixed/pay variable” interest rate swaps as cash flow hedges. These contracts effectively convert certain floating-rate loans into fixed-rate loans to reduce the potential adverse effect of interest rate decreases on future interest income. Again, we receive fixed-rate interest payments in exchange for making variable-rate payments over the lives of the contracts without exchanging the notional amounts.
We designate interest rate floors as cash flow hedges. Interest rate floors also reduce the potential adverse effect of interest rate decreases on future interest income. We receive interest payments when the reference rate specified in the contracts falls below a strike price or floor rate in exchange for an upfront premium.
We designate certain “pay fixed/receive variable” interest rate swaps as fair value hedges. These swaps convert certain fixed-rate securities into floating rate securities. The swaps reduce the potential adverse effects from higher interest rates on valuations and future interest income.
We designate certain “pay fixed/receive variable” interest rate swaps as cash flow hedges. These swaps convert certain floating-rate debt into fixed-rate debt. We also use these swaps to manage the interest rate risk associated with anticipated sales of certain commercial real estate loans. The swaps protect against the possible short-term decline in the value of the loans that could result from changes in interest rates between the time they are originated and the time they are sold.
Derivatives Not Designated in Hedge Relationships

We may enter into interest rate swap contracts to manage economic risks but do not designate the instruments in hedge relationships. Excluding contracts addressing customer exposures, the amount of derivatives hedging risks on an economic basis at December 31, 2025, was not significant.
Like other financial services institutions, we originate loans and extend credit, both of which expose us to credit risk. We actively manage our overall loan portfolio and the associated credit risk in a manner consistent with asset quality objectives and concentration risk tolerances to mitigate portfolio credit risk. Purchasing credit protection through default swaps and risk participation agreements enables us to transfer to a third party a portion of the credit risk associated with a particular extension of credit, including situations where there is a forecasted sale of loans. We purchase credit default swaps to reduce the credit risk associated with the debt securities held in our trading portfolio.

We also enter into derivative contracts for other purposes, including:

•interest rate swap, cap, and floor contracts entered into generally to accommodate the needs of commercial loan clients;
•energy and base metal swap and option contracts entered into to accommodate the needs of clients;
•foreign exchange forward and option contracts entered into primarily to accommodate the needs of clients; and
•futures contracts and positions with third parties that are intended to offset or mitigate the interest rate or market risk related to client positions discussed above.
Fair Values, Volume of Activity, and Gain/Loss Information Related to Derivative Instruments
The following table summarizes the fair values of our derivative instruments on a gross and net basis as of December 31, 2025, and December 31, 2024. The change in the notional amounts of these derivatives by type from December 31, 2024, to December 31, 2025, indicates the volume of our derivative transaction activity during 2025. The notional amounts are not affected by bilateral collateral and master netting agreements. The derivative asset and liability balances are presented on a gross basis, prior to the application of bilateral collateral and master netting agreements. Total derivative assets and liabilities are adjusted to take into account the impact of legally enforceable master netting agreements that allow us to settle all derivative contracts with a single counterparty on a net basis and to offset the net derivative position with the related cash collateral. Where master netting agreements are not in effect or are not enforceable under bankruptcy laws, we do not adjust those derivative assets and liabilities with counterparties. Securities collateral related to legally enforceable master netting agreements is not offset on the balance sheet. Our derivative instruments are included in “accrued income and other assets” or “accrued expenses and other liabilities” on the Consolidated Balance Sheets, as indicated in the following table:

	December 31, 2025			December 31, 2024
		Fair Value (a)			Fair Value (a)
Dollars in millions	Notional Amount	Derivative Assets	Derivative Liabilities	Notional Amount	Derivative Assets	Derivative Liabilities
Derivatives designated as hedging instruments:
Interest rate	$64,228	$(13)	$4	$64,701	$(4)	$3
Derivatives not designated as hedging instruments:
Interest rate	74,994	145	573	72,215	114	962
Foreign exchange	5,767	83	80	6,516	124	117
Commodity	5,553	249	237	8,778	363	343
Credit	107	—	8	60	—	—
Other (b)	4,217	8	25	3,145	15	14
Total derivatives not designated as hedging instruments:	90,638	485	923	90,714	616	1,436
Total	154,866	472	927	155,415	612	1,439
Netting adjustments (c)	—	(297)	(274)	—	(363)	(411)
Net derivatives in the balance sheet	154,866	175	653	155,415	249	1,028
Other collateral (d)	—	(22)	(1)	—	—	(1)
Net derivative amounts	$154,866	$153	$652	$155,415	$249	$1,027

(a)We take into account bilateral collateral and master netting agreements that allow us to settle all derivative contracts held with a single counterparty on a net basis, and to offset the net derivative position with the related cash collateral when recognizing derivative assets and liabilities. As a result, we could have derivative contracts with negative fair values included in derivative assets and contracts with positive fair values included in derivative liabilities.
(b)Other derivatives include interest rate lock commitments related to our residential and commercial banking activities, forward sale commitments related to our residential mortgage banking activities, forward purchase and sales contracts consisting of contractual commitments associated with “to be announced” securities and when-issued securities, and other customized derivative contracts.
(c)Netting adjustments represent the amounts recorded to convert our derivative assets and liabilities from a gross basis to a net basis in accordance with the applicable accounting guidance. As of December 31, 2025, excess collateral that has not been offset against net derivative instrument positions totaled $165 million of cash collateral and $218 million of securities collateral posted as well as $3 million of cash collateral and $78 million of securities collateral held. As of December 31, 2024, excess collateral that has not been offset against net derivative instrument positions totaled $168 million of cash collateral and $215 million of securities collateral posted as well as $13 million of cash collateral and $32 million of securities collateral held.
(d)Other collateral represents the amount that cannot be used to offset our derivative assets and liabilities from a gross basis to a net basis in accordance with the applicable accounting guidance. The other collateral consists of securities and is exchanged under bilateral collateral and master netting agreements that allow us to offset the net derivative position with the related collateral. The application of the other collateral cannot reduce the net derivative position below zero. Therefore, excess other collateral, if any, is not reflected above.
Fair value hedges. During the year ended December 31, 2025, we did not exclude any portion of fair value hedging instruments from the assessment of hedge effectiveness.
The following tables summarize the amounts that were recorded on the balance sheet as of December 31, 2025 and December 31, 2024, related to cumulative basis adjustments for fair value hedges.

	December 31, 2025
Dollars in millions	Balance sheet line item in which the hedge item is included	Carrying amount of hedged item(a)	Hedge accounting basis adjustment - active hedges	Hedge accounting basis adjustment - discontinued hedges
Interest rate contracts	Long-term debt	$8,504	$(199)	$(3)
Interest rate contracts	Securities available for sale(b)	12,843	(100)	14

	December 31, 2024
Dollars in millions	Balance sheet line item in which the hedge item is included	Carrying amount of hedged item(a)	Hedge accounting basis adjustment - active hedges	Hedge accounting basis adjustment - discontinued hedges
Interest rate contracts	Long-term debt	$10,249	$(490)	$(4)
Interest rate contracts	Securities available for sale(b)	12,097	5	17

(a)The carrying amount represents the portion of the asset or liability designated as the hedged item.
(b)Certain amounts are designed as fair value hedges under the portfolio layer method. The carrying amount represents the amortized costs basis of the prepayable financial assets used to designate hedging relationships in which the hedged item is the last layer expected to be remaining at the end of the relationship. At December 31, 2025 and December 31, 2024, the amortized cost of the closed portfolios used in these hedging relationships was $7 billion and $5 billion, respectively, of which $5 billion and $4 billion were designated in a portfolio layer hedging relationship. At December 31, 2025 and December 31, 2024, the cumulative basis adjustments associated with these amounts totaled $(35) million and $41 million, which is comprised of $(50) million and $24 million in active hedging relationships and $14 million and no adjustments for discontinued hedging relationships.

Cash flow hedges. During the year ended December 31, 2025, we did not exclude any portion of these hedging instruments from the assessment of hedge effectiveness.

Considering the interest rates, yield curves, and notional amounts as of December 31, 2025, we expect to reclassify an estimated $25 million of after-tax net losses on derivative instruments designated as cash flow hedges from AOCI to income during the next 12 months. In addition, we expect to reclassify approximately $1 million of net losses related to terminated cash flow hedges from AOCI to income during the next 12 months. These reclassified amounts could differ from actual amounts recognized due to changes in interest rates hedge de-designations and the addition of other hedges subsequent to December 31, 2025. As of December 31, 2025, the maximum length of time over which we hedge forecasted transactions is 3.76 years.
The following tables summarize the effect of fair value and cash flow hedge accounting on the income statement for the years ended December 31, 2025, December 31, 2024, and December 31, 2023.

	Location and amount of net gains (losses) recognized in income on fair value and cash flow hedging relationships
Year ended December 31, 2025 Dollars in millions	Interest expense – long-term debt	Interest income – loans	Interest Income - securities	Investment banking and debt placement fees
Twelve Months Ended December 31, 2025
Total amounts presented in the consolidated statement of income	$(734)	$5,749	$1,599	$780

Net gains (losses) on fair value hedging relationships
Interest contracts
Recognized on hedged items	(296)	—	105	—
Recognized on derivatives designated as hedging instruments	126	—	(86)	—
Net income (expense) recognized on fair value hedges	$(170)	$—	$19	$—
Net gain (loss) on cash flow hedging relationships
Realized gains (losses) (pre-tax) reclassified from AOCI into net income
Interest contracts	$(2)	$(358)	$—	$—
Net income (expense) recognized on cash flow hedges	$(2)	$(358)	$—	$—

	Location and amount of net gains (losses) recognized in income on fair value and cash flow hedging relationships
Year ended December 31, 2024 Dollars in millions	Interest expense – long-term debt	Interest income – loans	Interest Income - securities	Investment banking and debt placement fees
Twelve Months Ended December 31, 2024
Total amounts presented in the consolidated statement of income	$(1,187)	$6,026	$1,142	$688

Net gains (losses) on fair value hedging relationships
Interest contracts
Recognized on hedged items	56	—	(111)	—
Recognized on derivatives designated as hedging instruments	(332)	—	239	—
Net income (expense) recognized on fair value hedges	$(276)	$—	$128	$—
Net gain (loss) on cash flow hedging relationships
Realized gains (losses) (pre-tax) reclassified from AOCI into net income
Interest contracts	$(2)	$(733)	$—	$—
Net income (expense) recognized on cash flow hedges	$(2)	$(733)	$—	$—

	Location and amount of net gains (losses) recognized in income on fair value and cash flow hedging relationships
Year ended December 31, 2023 Dollars in millions	Interest expense – long-term debt	Interest income – loans	Interest Income - securities	Investment banking and debt placement fees
Twelve Months Ended December 31, 2023
Total amounts presented in the consolidated statement of income	$(1,305)	$6,219	$793	$542

Net gains (losses) on fair value hedging relationships
Interest contracts
Recognized on hedged items	(119)	—	181	—
Recognized on derivatives designated as hedging instruments	(135)	—	(132)	—
Net income (expense) recognized on fair value hedges	$(254)	$—	$49	$—
Net gain (loss) on cash flow hedging relationships
Realized gains (losses) (pre-tax) reclassified from AOCI into net income
Interest contracts	$(2)	$(956)	$—	$5
Net income (expense) recognized on cash flow hedges	$(2)	$(956)	$—	$5

The following table summarizes the pre-tax effect of cash flow hedges for the years ended December 31, 2025, December 31, 2024, and December 31, 2023.

Year ended December 31, Dollars in millions	2025	2024	2023
Net Gains (Losses) Recognized in OCI
Interest contracts	$309	$(448)	$(289)
Net Gains (Losses) Reclassified From AOCI Into Income
Interest income — Loans	$(358)	$(733)	$(956)
Interest expense — Long-term debt	(2)	(2)	(2)
Investment banking and debt placement fees	—	—	5
Total	$(360)	$(735)	$(953)

Nonhedging instruments. The following table summarizes the pre-tax net gains (losses) on our derivatives that are not designated as hedging instruments for the years ended December 31, 2025, December 31, 2024, and December 31, 2023, and where they are recorded on the income statement.

	2025				2024				2023
Year ended December 31, Dollars in millions	Corporate services income	Consumer mortgage income	Other income	Total	Corporate services income	Consumer mortgage income	Other income	Total	Corporate services income	Consumer mortgage income	Other income	Total
NET GAINS (LOSSES)
Interest rate	$51	$—	$6	$57	$35	$—	$—	$35	$41	$—	$—	$41
Foreign exchange	49	—	—	49	50	—	—	50	50	—	—	50
Commodity	7	—	—	7	12	—	—	12	22	—	—	22
Credit	—	—	(47)	(47)	1	—	(58)	(57)	2	—	(52)	(50)
Other	—	—	(7)	(7)	—	2	5	7	—	(1)	(6)	(7)
Total net gains (losses)	$107	$—	$(48)	$59	$98	$2	$(53)	$47	$115	$(1)	$(58)	$56

Counterparty Credit Risk

We enter into derivative transactions with two primary groups: broker-dealers and banks, and clients. We use several means to mitigate and manage exposure to credit risk on derivative contracts. We enter into bilateral collateral and master netting agreements that provide for the net settlement of all contracts with a single counterparty in the event of default. Additionally, we monitor counterparty credit risk exposure on each contract to determine appropriate limits on our total credit exposure across all product types. We review our collateral positions on a daily basis and exchange collateral with our counterparties in accordance with standard ISDA documentation, central clearing rules, and other related agreements. We hold collateral in the form of cash and highly rated securities issued by the U.S. Treasury, government-sponsored enterprises, or GNMA. Cash collateral of $103 million was netted against derivative assets on the balance sheet at December 31, 2025, compared to $75 million of cash collateral netted against derivative assets at December 31, 2024. The cash collateral netted against derivative liabilities totaled $80 million at December 31, 2025, and $124 million at December 31, 2024.

The following table summarizes the fair value of our derivative assets by type at the dates indicated. These assets represent our net exposure to potential loss after taking into account the effects of bilateral collateral and master netting agreements and other means used to mitigate risk.

December 31, Dollars in millions	2025	2024
Interest rate	$82	$58
Foreign exchange	39	81
Commodity	149	170
Credit	—	—
Other	8	15
Derivative assets before collateral	278	324
Plus (Less): Related collateral	(103)	(75)
Total derivative assets	$175	$249

Credit Derivatives
We are a buyer and, under limited circumstances, may be a seller of credit protection through the credit derivative market. We purchase credit derivatives to manage the credit risk associated with specific commercial lending and swap obligations as well as exposures to debt securities. Our credit derivative portfolio was in a net liability position of $1 million as of December 31, 2025 and a nominal net liability position as of December 31, 2024. Our credit derivative portfolio consists of traded credit default swap indices and risk participation agreements.

Our credit derivative portfolio may consist of the following:

•Single-name credit default swap: A bilateral contract whereby the seller agrees, for a premium, to provide protection against the credit risk of a specific entity (the “reference entity”) in connection with a specific debt obligation. The protected credit risk is related to adverse credit events, such as bankruptcy, failure to make payments, and acceleration or restructuring of obligations, identified in the credit derivative contract.
•Traded credit default swap index: Represents a position on a basket or portfolio of reference entities.
•Risk participation agreement: A transaction in which the lead participant has a swap agreement with a customer. The lead participant (purchaser of protection) then enters into a risk participation agreement with a counterparty (seller of protection), under which the counterparty receives a fee to accept a portion of the lead participant’s credit risk. If the customer defaults on the swap contract, the counterparty to the risk participation agreement must reimburse the lead participant for the counterparty’s percentage of the positive fair value of the customer swap as of the default date. If the customer swap has a negative fair value, the counterparty has no reimbursement requirements. If the customer defaults on the swap contract and the seller fulfills its payment obligations under the risk participation agreement, the seller is entitled to a pro rata share of the lead participant’s claims against the customer under the terms of the swap agreement.

The following table provides information on the types of credit derivatives sold by us and held on the balance sheet at December 31, 2025, and December 31, 2024. The notional amount represents the amount that the seller could be required to pay. The payment/performance risk shown in the table represents a weighted average of the default probabilities for all reference entities in the respective portfolios. These default probabilities are implied from observed credit indices in the credit default swap market, which are mapped to reference entities based on Key’s internal risk rating.

	2025			2024
December 31, Dollars in millions	Notional Amount	Average Term (Years)	Payment / Performance Risk	Notional Amount	Average Term (Years)	Payment / Performance Risk
Other	$9	3.62	1.76%	$2	7.64	2.03%
Total credit derivatives sold	$9	—	—	$2	—	—

Credit Risk Contingent Features

We have entered into certain derivative contracts that require us to post collateral to the counterparties when these contracts are in a net liability position. The amount of collateral to be posted is based on the amount of the net liability and thresholds generally related to our long-term senior unsecured credit ratings with Moody’s and S&P. Collateral requirements also are based on minimum transfer amounts, which are specific to each Credit Support Annex (a component of the ISDA Master Agreement) that we have signed with the counterparties. In a limited number of instances, counterparties have the right to terminate their ISDA Master Agreements with us if our ratings fall below a certain level, usually investment-grade level (i.e., “Baa3” for Moody’s and “BBB-” for S&P). At December 31, 2025, KeyBank’s rating was “Baa1” with Moody’s and “BBB+” with S&P, and KeyCorp’s rating was “Baa2” with Moody’s and “BBB” with S&P. Refer to the table below for the aggregate fair value of all derivative contracts with credit risk contingent features held by KeyBank that were in a net liability position.

Dollars in millions	December 31, 2025	December 31, 2024
Net derivative liabilities with credit-risk contingent features	$(49)	$(83)
Collateral posted	49	80

As of December 31, 2025, and December 31, 2024, the fair value of additional collateral that could be required to be posted as a result of the credit risk related contingent features being triggered was immaterial to Key’s consolidated financial statements. At December 31, 2025 and December 31, 2024, only KeyBank held derivative contacts with credit risk contingent features.